UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) Of
The Securities Exchange Act Of 1934

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[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

CVD EQUIPMENT CORPORATION
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CVD EQUIPMENT CORPORATION
1860 Smithtown Ave.
Ronkonkoma, New York 11779

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 14, 2011

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2011 Annual Meeting of Shareholders of CVD Equipment Corporation (the “Company”) will be held at 10:00 A.M., Eastern Daylight Savings Time on September 14, 2011 at the Company’s headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779. At the meeting, you will be asked to vote on:

1.	The election of six directors to the Board of Directors of the Company to serve until the 2012 Annual Meeting of Shareholders;

2.
The ratification of the appointment by the Audit Committee of the Board of Directors of the Company in appointing MSPC as the Company’s independent registered public accounting firm for the year ending December 31, 2011; and

3.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed July 22, 2011 as the record date for determining Shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only Shareholders of record at the close of business on July 22, 2011 are entitled to notice of, and to vote at, the meeting.

Your vote is important to us.  Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope.  Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

The foregoing items of business are more fully described in the accompanying proxy statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD SEPTEMBER 14, 2011:

THIS NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND REPORT ON FORM 10-K FOR THE PERIOD ENDING DECEMBER 31, 2010 IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

By Order of the Board of Directors,

/s/ Leonard A. Rosenbaum
Leonard A. Rosenbaum
Chairman, President and Chief Executive Officer

Dated:  August 1, 2011
Ronkonkoma, New York

CVD EQUIPMENT CORPORATION
1860 Smithtown Avenue
Ronkonkoma, New York 11779

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

September 14, 2011

INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the “Company”), of proxies for use at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M., Eastern Daylight Savings Time, on September 14, 2011, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about August 1, 2011 to all Shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you plan to attend the Annual Meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of the following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose.

Methods of Voting

You may vote by signing and returning the enclosed proxy card or by voting in person at the Annual Meeting. If you send in a proxy card, and also attend the Annual Meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the Annual Meeting that you wish to vote in person.

Revoking a Proxy

You may revoke your proxy by:

●	Signing and returning another proxy card at a later date;

●	Sending written notice of revocation to the attention of the Secretary to:

CVD Equipment Corporation 1860 Smithtown Avenue Ronkonkoma, NY 11779;

●	Informing the Secretary and voting in person at the Annual Meeting
.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the Annual Meeting.

Proxy Solicitation

The enclosed proxy card is being solicited on behalf of the Board of Directors of the Company.  The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company’s directors, officers and employees may, without being additionally compensated, solicit proxies by telephone or fax. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company’s common stock. No additional compensation will be paid for such solicitation.  The Company does not expect to employ anyone else in the solicitation of proxies.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Leonard Rosenbaum, the Company’s Chairman, President and Chief Executive Officer, and Glen R. Charles, the Company’s Chief Financial Officer and Secretary. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may vote for all, some or none of our director nominees.  You may also vote for or against the other proposals or abstain from voting.  The proxy holders will vote shares according to the Shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) “FOR” the election of the director nominees listed on the card; (2) “FOR” ratifying the appointment of MSPC as the Company’s independent public accountants for the year ending December 31, 2011; and (3) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner.  Broker non-votes count for quorum purposes but not for voting purposes.

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes “FOR” or “AGAINST” a proposal count.  Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the six nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2011 requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of July 22, 2011 are entitled to vote at the Annual Meeting.

As of the close of business on July 22, 2011, there were 5,834,725 shares of common stock outstanding.

Each share of common stock is entitled to one vote on each matter submitted to the Shareholders at the Annual Meeting.

No Dissenter’s Rights

Shareholders are not entitled to dissenter’s rights of appraisal with respect to the proposals being voted on.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statement and annual reports. This means that only one copy of our proxy statement and annual report to Shareholders may have been sent to multiple Shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number:  CVD Equipment Corporation, 1860 Smithtown Avenue, Ronkonkoma, NY 11779; telephone: (631) 981-7081.  If you want to receive separate copies of the proxy statement or the annual report to Shareholder in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of six incumbent directors, five of which are seeking to be elected at the meeting (together with a new director nominee) to serve until the next Annual Meeting or Special Meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. The accompanying proxy card will be voted in favor of the persons named below to serve as directors, unless the Shareholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company’s directors.  See “Information Regarding Executive Officers and Directors” for biographical information as to each nominee.

The Nominating, Governance and Compliance Committee of the Board of Directors has nominated Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther, Bruce T. Swan, Kelly S. Walters and Carol R. Levy for election as the Company’s directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE SIX NOMINEES PROPOSED BY THE NOMINATING, GOVERNANCE AND COMPLIANCE COMMITTEE OF THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Certificate of Incorporation and Bylaws provide for our Company to be managed by or under the direction of the Board of Directors.  Under our Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors.   Our Board of Directors currently consists of six directors, four of which have been determined to be “independent” as defined by the applicable rules of the NASDAQ Capital Market.  These “independent” directors are Messrs. Gunther, Temple, Swan and Walters.  Ms. Carol R. Levy, a director nominee, is also “independent.”  Consistent with the requirements of the NASDAQ Capital Market, we require that a majority of our Board of Directors be “independent” directors. The Company’s common stock is listed on the NASDAQ Capital Market under the trading symbol “CVV”.  The Company is a “smaller reporting company” within the meaning of Item 10(f)(1) of Regulation S-K.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as required.

Directors are elected at the Annual Meeting of Shareholders and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held four meetings during the 2010 fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.  While we encourage all members of the Board of Directors to attend Annual Meetings of Shareholders, there is no formal policy as to their attendance.  At last year’s Annual Meeting of Shareholders, all six members of the Board of Directors attended the meeting.

Director Service On Other Boards

Conrad J. Gunther served on the Board of Directors of Halo Companies, Inc., a public traded company, formerly known as GVC Venture Corp until September, 2009.

Carol R. Levy currently serves as chairperson of the Board of Directors of B&P Process Equipment and Systems LLC, a privately held manufacturer of mixing and separation equipment for the process industries. She also currently serves on the Board of Directors of Stillwater Investment, a family held investment and advisory company. She has previously served on the Board of Directors of Trident Lighting LLC until May 6,  2006 and Camp Sunshine, a not-for-profit providing respite care to children with critical illness and their families until August, 2007.

Legal Proceedings Involving Directors

There were no legal proceedings involving the nominees to the Board of Directors in the past ten years.

Board Leadership

The Board has no formal policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time.  Currently, Leonard A. Rosenbaum serves as our Chairman, President and CEO. Given the fact that Mr. Rosenbaum, in his capacity as our President and CEO is tasked with the responsibility of implementing our corporate strategy, we believe he is best suited for leading discussions, at the Board level, regarding performance relative to our corporate strategy, and this discussion accounts for a significant portion of the time devoted at our Board meetings.

Risk Management

The Board believes that risk management is an important component of the Company’s corporate strategy.  While the Board assesses specific risks at its committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we face in the course of our business including economic, financial, operational, legal and regulatory risks.

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages and positions within the Company of each of our directors, nominees for directors and executive officers.

Name	Age	Position(s) with the Company

Leonard A. Rosenbaum	65	Chairman of the Board of Directors, Chief Executive Officer and President

Alan H. Temple, Jr.	78	Director and Chairman – Stock Option and Compensation Committee

Martin J. Teitelbaum	61	Director and Assistant Secretary, General Counsel

Conrad J. Gunther	65	Director and Chairman-Audit Committee

Bruce T. Swan	79	Director and Chairman-Nominating, Governance and Compliance Committee

Kelly S. Walters	40	Director

Glen R. Charles	57	Chief Financial Officer, and Secretary

Karlheinz Strobl	51	Vice President of Business Development

Carol R. Levy	64	Director nominee

Business Experience:

The principal occupation and business experience of each of the directors, nominees for directors and executive officers are as follows:

Leonard A. Rosenbaum

Leonard A. Rosenbaum founded the Company in 1982 and has been our President, Chief Executive Officer and has served as Chairman of the Board of Director since that time. From 1971 until 1982, Mr. Rosenbaum was President, Director and a principal Shareholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of some of the equipment that we currently manufacture. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument Corporation, a manufacturer of semiconductor materials and equipment.

Alan H. Temple, Jr.

Alan H. Temple, Jr. has served as a member of our Board of Directors since 1987. Mr. Temple earned an MBA at Harvard University and has been President of Harrison Homes Inc., a building and consulting firm located in Pittsford, New York since 1977. Mr. Temple has been an independent member of our board for several years. We believe Mr. Temple’s qualifications to serve on our Board of Directors include his many years of experience in operational management.  On July 14, 2011, Mr. Temple informed the Board of Directors that he would be retiring from the Board effective on the date of the Annual Meeting, to spend more time with his family.  Accordingly, Mr. Temple chose not to stand for reelection at the Annual Meeting.

Martin J. Teitelbaum

Martin J. Teitelbaum has served as a member of our Board of Directors since 1985 and as our in-house counsel since May 16, 2011. Mr. Teitelbaum is an attorney, who prior to May 16, 2011, conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm in 1988, Mr. Teitelbaum was a partner at Guberman and Teitelbaum from 1977 to 1987. In addition, Mr. Teitelbaum currently acts as our Assistant Secretary. Mr. Teitelbaum earned a B.A. in Political Science from the State University of New York at Buffalo and a Juris Doctor from Brooklyn Law School. Mr Teitelbaum has been the Company’s general counsel for many years and his legal expertise makes him an asset to the Company’s board of directors.

Conrad J. Gunther

Conrad J. Gunther has served as a member of our Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means.  He has been an executive officer and director of several banks, both public and private, and has served on the boards of two other public companies. He most recently served on the board of GVC Venture Corp., a public company from June 2004 until it merged with the Halo Companies in September 2009.   Since January 2008, Mr. Gunther has been an executive officer of Community National Bank, a Long Island based commercial bank, where he is currently Executive Vice President.  Mr. Gunther also continues to serve as the President of E-Billsolutions, Inc., a private company he founded in 2001. E-Billsolutions provides credit card processing to internet, mail order and telephone order merchants. We believe Mr Gunther’s qualifications to serve on our board of directors include his experience and expertise in the financial community.

Bruce T. Swan

Bruce T. Swan has served as a member of our Board of Directors since 2003. Mr. Swan has extensive banking, export and international credit experience and has been retired for more than five years. Mr. Swan has held the positions of Deputy Manager at Brown Brothers Harriman and Co., Assistant Treasurer at Standard Brands Incorporated, Assistant Treasurer at Monsanto Corporation, Vice President and Treasurer at AM International Inc. and President and Founder of Export Acceptance Company, LLC.  Mr. Swan received his MBA from Harvard University in 1956 and is a former adjunct faculty member of New York University’s Stern School of Business Administration from 1986-2001.  Mr. Swan is qualified to serve as an independent member of the board of directors because of his vast expertise and experience in the financial services industry.

Kelly S. Walters

Kelly S. Walters was appointed a member of the Board of Directors in September, 2009. Mr. Walters is founder and managing Principal of The Forefronts Group, a management consulting firm focused on clean technology, chemicals and advanced materials including nanotechnology. He has over 15 years of corporate finance and M&A experience serving alternative energy, clean technology, advanced materials, chemicals, imaging, coatings and nanotechnology companies. From 2007 until 2009, Mr. Walters was a principal at ThinkEquity LLC and a member of the firm’s Greentech and Emerging Technologies investment banking team. From 2003 until 2007, he was an investment banker with Morgan, Joseph & Co. and a senior vice president in the firm's Chemicals and Industrials groups.  He began his investment banking career with Lehman Brothers in 2000 in the firm’s Global Chemicals and Industrials Group after four years of corporate planning experience at Lexmark International, Inc. Mr. Walters earned an MA at The Patterson School of Diplomacy and International Commerce at the University of Kentucky where he also earned BA and MBA degrees. He is a Chartered Financial Analyst (CFA) charterholder, a Certified Management Accountant (CMA) and a Certified Financial Manager (CFM). Mr. Walters is qualified to serve as an independent member of our board because of his experience in the alternative energy and nanotechnology fields.

Glen R. Charles

Glen R. Charles has been our Chief Financial Officer and Secretary since January 2004. From 2002 until 2004, he was the Director of Financial Reporting for Jennifer Convertibles Inc., the owner and licensor of the largest group of sofabed specialty retail stores in the United States. From 1994 to 2002, Mr. Charles was the Chief Financial Officer of Trans Global Services, Inc., a provider of temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles has also had his own business in the private practice of accounting. Mr. Charles earned his B.S. in Accounting from the State University of New York at Buffalo.

Karlheinz Strobl

Dr. Karlheinz Strobl has been the Vice President of Business Development since October 2007. From 1997 to 2007, until he joined the Company, he was the founder and President of eele Laboratories, LLC, A technology and manufacturing solutions development company for a novel Light Engine for the video and data projection display market. Dr. Strobl holds over 14 patents and earned an MBA from Boston University, a Ph.D from the University of Innsbruck and an MS. from both the University of Innsbruck and the University of Padova. He has also worked at the Max Plank Institute and at Los Alamos National Laboratory.

We believe that the nominees for our Board of Director provide an appropriate mix of experience and skills relevant to the size and nature of our business.  As more specifically described in such person’s individual biographies set forth above, our directors possess relevant and industry-specific experience and knowledge in the engineering financial and business fields, as the case may be, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy.

Carol R. Levy

Carol R. Levy has been President of Stillwater Investment, Inc. since 1986. In that capacity, she has led investment groups in the purchase of moderate-size-manufacturing companies. She currently serves as chairperson of B&P Process Equipment and Systems, a Saginaw Michigan based manufacturer of large scale mixing and separation process equipment. Prior to forming Stillwater, Mrs. Levy spent two decades in lending and finance, including posts as VP of Prucapital, a subsidiary of Prudential Insurance and VP of J. Henry Schroder Bank and Trust Co. She holds a BA from Mt. Holyoke College, an MA from the University of Michigan, and an MBA from New York University. She resides in Park City, Utah.  Ms. Levy is qualified to serve as an independent member of our board because of her experience in the financial services and manufacturing industries.

COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Audit Committee, Stock Option and Compensation Committee, and Nominating, Governance and Compliance Committee.

Audit Committee.   The members of the Audit Committee are Conrad J. Gunther, Alan H. Temple, Jr., Bruce T. Swan and Kelly S. Walters. Our Board of Directors has determined that Messrs. Gunther, Temple, Swan and Walters are “independent” under Rule 10A-3(b) of the Exchange Act and the applicable rules of the NASDAQ Capital Market.  The Board of Directors has determined that Mr. Gunther is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

Our Audit Committee recommends our independent accountants for appointment to audit our financial statements and to perform services related to the audit, reviews the scope and results of the audit, reviews with management and the independent accountants our annual and quarterly operating results, considers the adequacy of the internal accounting procedures and controls, considers the effect of such procedures and controls on the accountant’s independence and establishes policies for business values, ethics and employee relations.  During the fiscal year ended December 31, 2010, the Audit Committee held five meetings.  A copy of the Audit Committee Charter, as amended, is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Stock Option and Compensation Committee.  The Stock Option and Compensation Committee was formed through the merger in 2006 of the Stock Option Committee and the Compensation Committee. The Stock Option and Compensation Committee currently consists of Conrad J. Gunther, Alan H. Temple Jr., Bruce T. Swan and Kelly S. Walters. The Stock Option and Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures.  With respect to executive officer compensation, the Stock Option and Compensation Committee receives recommendations and information from senior management.  Annually Mr. Rosenbaum, the Company’s President and Chief Executive Officer, reviews with the Stock Option and Compensation Committee the performance of the Company’s executive officers and participates in Committee deliberations regarding the compensation of executive officers and senior management.  Mr. Rosenbaum does not participate in the review or deliberations regarding his own compensation.  Upon request by the Stock Option and Compensation Committee, management provides the Stock Option and Compensation Committee with recommendations, data and information regarding the compensation of the Company’s executive officers and senior management.  The Stock Option and Compensation Committee has the authority to select and retain compensation consultants, outside counsel and other advisors in its sole discretion and to approve their fees and other retention terms.  All of the members of the Stock Option and Compensation Committee currently qualify as independent under the rules of the NASDAQ Capital Market.  During the fiscal year ended December 31, 2010, the Stock Option and Compensation Committee held one meeting.  The Stock Option and Compensation Committee did not utilize the services of a compensation consultant during the 2010 fiscal year. The Stock Option and Compensation Committee does not have a committee charter.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee consists of Bruce T. Swan, Conrad J. Gunther, Alan H. Temple, Jr. and Kelly S. Walters.  This Committee’s role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. Carol R. Levy, first-time director nominee, was recommended by one of our independent directors.  All of the members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ Capital Market.  During the fiscal year ended December 31, 2010, the Nominating, Governance and Compliance Committee held three meetings.

The Nominating, Governance and Compliance Committee may consider candidates recommended by Shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the Shareholders.  The Nominating, Governance and Compliance Committee annually reviews and makes recommendations to the Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable regulatory requirements. Candidates recommended by Shareholders will be considered on the same basis as candidates from other sources. If a Shareholder wishes to nominate a candidate to be considered for election as a director at the 2012 Annual Meeting of Shareholders, he or she must submit nominations in accordance with the procedures set forth in “Shareholder Proposals For Next Annual Meeting.” If a Shareholder wishes simply to propose a candidate for consideration as a nominee by the Nominating, Governance and Compliance Committee, he or she should submit any pertinent information regarding the candidate to the members of the Nominating, Governance and Compliance Committee of CVD Equipment Corporation, c/o Secretary, 1860 Smithtown Ave., Ronkonkoma, New York 11779.

The Nominating, Governance and Compliance Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareholders.  The Nominating, Governance and Compliance Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined in existing independence requirements of the NYSE Amex Market, NASDAQ Stock Market and the Securities and Exchange Commission, the business, scientific or engineering experience currently desired on the Board, geography, the nominee’s industry experience, and the nominee’s general ability to enhance the overall composition of the Board.

The Nominating, Governance and Compliance Committee does not have a formal policy on diversity; however, in recommending directors, the Board and the Committee consider the specific background and experience of the Board members and other personal attributes in an effort to provide a diverse mix of capabilities, contributions and viewpoints which the Board believes enables it to function effectively as the Board of Directors of a company with our size and nature of business.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company’s website at www.cvdequipment.com. and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

Shareholder Communications

The Board of Directors provides a process by which Shareholders may communicate with the Board, including our independent directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any director or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 1860 Smithtown Ave., Ronkonkoma, New York 11779.  All mail received at the above address that is addressed to the Board of Directors or any individual director will be relayed by the Company to the Board of Directors or individual director.  On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the individual director whom the communications are addressed.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company’s principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company’s web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company’s address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 22, 2011 information regarding the beneficial ownership of the Company’s common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company’s common stock, (b) each of the Company’s directors, (c) each of the named executive officers, (d) all directors and executive officers and executive employees as a group and (e) all owners of more then five percent of the Company’s common stock as a group.  For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of July 22, 2011.

Name and Address of Beneficial Owner (1)	Amounts and Nature of Beneficial Ownership (2)	Percent of Class

Leonard A. Rosenbaum	1,382,450 (3)	23.7%
Alan H. Temple, Jr.	220,760 (4)	3.8
Martin J. Teitelbaum	109,210 (5)	1.9
Conrad J. Gunther	84,960(6)	1.5
Bruce T. Swan	72,660 (7)	1.2
Kelly Walters	12,785 (8)	*
Glen R. Charles	16,000 (9)	*
Karlheinz Strobl	43,521 (10)	*
Carol R. Levy (director nominee)
Directors and executive officers and executive employees as a group (eight persons)	1,942,346	39.2%

Name and Address of Beneficial Owner (1)	Amounts and Nature of Beneficial Ownership (2)	Percent of Class

Special Situations Funds	500,000	8.6%

Five (5) percent owners as a group	1,882,450	32.3%

____________________________________________________________________
*Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1)
The address of Messrs. Rosenbaum, Temple, Teitelbaum, Gunther, Swan, Walters, Charles and Strobl is c/o CVD Equipment Corporation, 1860 Smithtown Avenue, Ronkonkoma, New York 11779.  The address of Special Situations Funds is 527 Madison Ave., New York, NY 10022.

(2)	All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

(3)	Includes options to purchase 45,000 shares of common stock.

(4)	Includes options to purchase 52,410 shares of common stock. Does not include options to purchase 700 shares of our common stock. Does not include 450 shares of unvested restricted common stock.

(5)
Includes 2,000 shares held by Mr. Teitelbaum’s wife as to which Mr. Teitelbaum disclaims beneficial ownership and options to purchase 51,710 shares of common stock. Does not include 20,000 shares of unvested restricted common stock.

(6)	Includes options to purchase 52,410 shares of common stock. Does not include options to purchase 700 shares of our common stock. Does not include 450 shares of unvested restricted common stock.

(7)	Includes options to purchase 52,410 shares of common stock. Does not include options to purchase 700 shares of our common stock. Does not include 450 shares of unvested restricted common stock.

(8)	Includes options to purchase 7,410 shares of common stock. Does not include options to purchase 700 shares of our common stock. Does not include 450 shares of unvested restricted common stock.

(9)	Does not include 3,000 shares of unvested restricted common stock.

(10)	Includes options to purchase 37,500 shares of common stock. Does not include options to purchase 62,500 shares of common stock. Does not include 3,000 shares of unvested restricted common stock.

EXECUTIVE COMPENSATION
Summary Compensation Table

The following table sets forth the compensation paid to our chief executive officer, chief financial officer, and one other highly compensated officer, our “named executive officers,” for the years ended December 31, 2010 and 2009. The Company has no executive officers other than the “named executive officers.”

				Option	All Other
Name and Principal Position	Year	Salary($)		Awards	Compensation	Total ($)
				(1)
Leonard A. Rosenbaum	2010	202,742	-	-	-	202,742
President and Chief	2009	202,742	-	14,655 (2)	-	217,397
Executive Officer

Glen R. Charles	2010	135,000	-		75,790 (5)	210,790
Secretary and Chief	2009	135,000	-	2,531 (3)	-	137,531
Financial Officer			-

Karlheinz Strobl	2010	156,000	-	30,500 (4)		186,500
Vice President of Business	2009	156,000	-	30,500 (4)		186,500
Development			-
_________________________________

(1)
Amounts shown do not reflect compensation actually received by the named executive officer.  Instead, the amounts shown are the compensation costs recognized by CVD in fiscal 2010 and 2009 for option awards as determined pursuant to ASC 718. These compensation costs reflect option awards granted prior to fiscal 2010 and 2009. The assumptions used to calculate the value of option awards are set forth under Note 12 of the Notes to Consolidated Financial Statements in the Company’s Form 10-K for the year ended December 31, 2010. “This column represents the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation). Pursuant to SEC rule changes effective February 28, 2010, we are required to reflect the total grant date fair values of the option grants in the year of grant, rather than the portion of this amount that was recognized for financial statement reporting purposes in a given fiscal year which was required under the prior SEC rules, resulting in a change to the amounts reported in prior Annual Reports.

(2)
The amount shown is attributable to non-qualified stock options to purchase 24,000 shares of the Company’s common stock granted to Mr. Rosenbaum on December 12, 2007. These options were issued at a grant price equal to the then current market price of $3.65. As of October 12, 2009, all of these options were exercisable. These options expire on December 12, 2017.

(3)
The amount shown is attributable to non-qualified stock options to purchase 15,000 shares of the Company’s common stock granted to Mr. Charles on June 17, 2005. As of June 17, 2009, all of these options were exercisable. These options were issued at a grant price equal to the then current market price of $2.26. These options expire on June 16, 2012.

(4)
The amount shown is attributable to non-qualified stock options to purchase 100,000 shares of the Company’s common stock granted to Mr. Strobl on October 10, 2007 that became exercisable, as to 25.0% of the underlying shares, on October 7, 2009. These options were issued at a grant price equal to the then current market price of $4.62. These options expire on October 10, 2017.

(5)
The amount shown is attributable as to $32,400 as a result of the exercise by Mr. Charles of 7,500 shares of the Company’s common stock in 2010. The balance is attributable to accrued vacation time paid in 2010.

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Leonard A. Rosenbaum, President and Chief Executive Officer	21,000 24,000		4.10 3.65	9/13/2012 12/12/2017
Glen R. Charles, Chief Financial Officer and Secretary	7,500		2.26	6/16/2012
Karlheinz Strobl Vice President – Business Development	37,500	62,500	4.62	10/10/2017

Director Compensation

On November 19, 2008 the Stock Option and Compensation Committee adopted a Director Compensation Plan applicable to all non-employee directors, which beginning in 2010 will provide for annual compensation of approximately $40,000 to each director in a combination of cash, stock grant and options. In 2009, each non-employee director was paid a cash retainer of $14,000 and received a restricted stock grant on January 15, 2009, of 2,900 shares, the equivalent of $10,000, rounded up to the next 100 shares, based on the closing market price of our stock which was $3.45 on January 14, 2009. In 2010, each non-employee director was paid a cash retainer of $14,000, received a restricted stock grant on January 15, 2010 of 3,300 shares, the equivalent of $14,000, rounded up to the next 100 shares, based on the closing market price of our stock which was $4.25 on January 14, 2010 and options to purchase 5,310 shares of common stock at an exercise price of $4.25 per share, the equivalent of $12,000. In 2011, each non-employee director is to be paid a cash retainer of $14,000, receive a restricted stock grant on January 17, 2011 of 1,800 shares, the equivalent of $14,000, rounded up to the next 100 shares, based on the closing market price of our stock which was $7.90 on January 14, 2011 and options to purchase 3,300 shares of common stock at an exercise price of $7.90 per share, the equivalent of $12,000.

The following table details fiscal 2010 compensation paid to our non-employee directors.

Name	Fees Earned or Paid in Cash	Option Awards (1)	Restricted Stock (2)	Total
Alan H. Temple, Jr.	$14,000	$12,001 (3)	$14,025	$40,026
Martin J. Teitelbaum	$14,000	12,001 (3)	14,025	40,026
Conrad J. Gunther	$17,000	12,001 (3)	14,025	43,026
Bruce T. Swan	$14,000	12,001 (3)	14,025	40,026
Kelly S. Walters	$14,000	12,001 (3)	14,025	40,026

(1)
Shown is the aggregate grant date fair value of awards granted in 2010 calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (ASC 718).

(2)
On January 14, 2010 the closing market price of our stock was $4.25, and 3,300 shares were granted to our non-employee directors, the equivalent of approximately $14,000 rounded up to the next 100 shares. These shares were issued on January 15, 2010 and vested as to 25% on each of January 15, 2010; April 15, 2010; July 15, 2010 and October 15, 2010.

(3)
The amount shown is attributable to non-qualified stock options to purchase 5,310 shares of the Company’s common stock granted to our non-employee directors on January 14, 2010. These options were issued at a grant price equal to the then current market price of $4.25. As of October 15, 2010 all of these options became exercisable. These options expire on January 14, 2020. All of the stock options to purchase 5,310 shares of the Company’s common stock granted remain unexercised.

Mssrs. Temple, Teitelbaum, Gunther and Swan were each granted non-qualified stock options to purchase 24,000 shares of the Company’s common stock on December 12, 2007. These options were issued at a grant price equal to the then current market price of $3.65. As of October 12, 2009 all of these options became exercisable. These options expire on December 12, 2017. All of the stock options to purchase 24,000 shares of the Company’s common stock granted remain unexercised.

Mssrs. Temple, Teitelbaum, Gunther and Swan were each granted non-qualified stock options to purchase 21,000 shares of the Company’s common stock on September 13, 2005. These options were issued at a grant price equal to the then current market price of $4.10. As of October 13, 2008 all of these options became exercisable. These options expire on September 13, 2012. All of the stock options to purchase 21,000 shares of the Company’s common stock granted remain unexercised.

EQUITY COMPENSATION PLANS

The following table provides information about shares of our common stock that may be issued upon the exercise of options or the grant of restricted stock under all of our existing compensation plans as of December 31, 2010.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance

Plan Category

Equity compensation plans approved by security holders	391,550	$ 4.01	803.875

Total	391,550	$ 4.01	803.875

_________________________

(1)
Reflects aggregate options and restricted stock awards outstanding under our 1989 Key Employee Stock Option Plan, 2001 Stock Option Plan, Stock Option Plans and 2007 Share Incentive Plan (all as defined below).

(2)	Calculation is exclusive of the value of any unvested restricted stock awards.

Our Stock Option Plans

The Company maintains two stock option plans and one share incentive plan.

1989 “Key Employee” Stock Option Plan.  On June 15, 1989, we instituted the 1989 “Key Employee” Stock Option Plan, a non-qualified stock option plan (the “1989 Plan”).  In connection therewith, 700,000 shares of the Company’s common stock are reserved for issuance pursuant to options that may be granted under the 1989 Plan through June 30, 2009.  The purchase price of the common stock under each option granted under the 1989 Plan shall be no lower than the average bid price per share, calculated on a monthly basis, that the common stock (as reported by the NASDAQ Capital Market) traded during the calendar year immediately preceding the year in which the option is granted.  At present, there are options to purchase 178,250 shares outstanding under the 1989 Plan.  No further grants may be made under the 1989 Plan.

2001 Stock Option Plan.  In November 2006, we registered a non-qualified stock option plan (the “2001 Plan”).  Shareholders approved the 2001 Plan in July 2001, covering key employees, officers, directors and other persons that may be considered as service providers to the Company. Options may be awarded under the 2001 Plan by the Board of Directors or by a committee appointed by the Board of Directors. Under the 2001 Plan, an aggregate of 300,000 shares of our common stock are reserved for issuance or transfer upon the exercise of options which are granted. Unless otherwise provided in the option agreement, options granted under the 2001 Plan are exercisable in 25% installments commencing one year from the anniversary date of the grant.  The purchase price of the common stock under each option granted under the 2001 Plan is established by the Board of Directors provided, that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted.  The stock options generally expire five to ten years after the date of grant. As of July 22, 2011, 2010, there were options to purchase 225,300 shares outstanding under the 2001 Plan, leaving 74,700 options remaining to be granted. The 2001 Plan shall terminate on July 22, 2011.  No further grants may be made under the 2001 Plan.

2007 Share Incentive Plan. In August 2008, we registered the 2007 Share Incentive Plan (the “2007 Plan”).  Shareholders approved the 2007 Plan in December 2007, covering key employees, officers, outside directors or third party consultants to the Company or any of its affiliates. The 2007 Plan authorizes the grant and issuance of two different types of Awards: Options (“Stock Options”), which can qualify as “incentive stock options” under the Internal Revenue Code (the “Code”), or as “non-qualified stock options”, and Restricted Stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria. Options may be awarded by the Stock Option and Compensation Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee’s exercise thereof. Under the 2007 Plan, an aggregate of 750,000 shares of our common stock are reserved for issuance or transfer upon the granting of Restricted Stock or upon the exercise of options which are granted. The purchase price of the common stock under each option granted under the 2007 Plan is established by the Board of Directors provided, that the exercise price per share shall not be less than the closing price of the Company’s common stock on the date the option is granted. On November 19, 2008 the Stock Option and Compensation Committee adopted a Director Compensation Plan applicable to all non-employee directors. As a directive of this plan, the four non-employee directors were granted the number of restricted shares which will be equivalent to $10,000, rounded up to the next 100 shares, based on the closing market price on January 14, 2009, 2,900 shares were issued on January 15, 2009 and vested as to 25% on each of January 15, 2009; April 15, 2009; July 15, 2009 and October 15, 2009. On January 15, 2010, the four non-employee directors were granted 3,300 restricted shares. These shares are to vest as to 25% on each of January 15, 2010, April 15, 2010, July 15, 2010 and October 15, 2010. On January 15, 2011, the four non-employee directors were granted 1,800 restricted shares. These shares are to vest as to 25% on each of January 15, 2011, April 15, 2011, July 15, 2011 and October 15, 2011.On April 1, 2011 certain key employees and officers were granted 47,400 restricted shares. These shares are to vest as to 25% on each of April 1, 2011, April 1, 2012, April 1, 2013 and April 1, 2014.

CHANGE IN CONTROL OR OTHER ARRANGEMENTS

Except for the foregoing, there are no other arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.

The Company entered into an Employment Agreement with Martin J. Teitelbaum, a director, to employ Mr. Teitelbaum as its General Counsel (the “Employment Agreement”).

The Employment Agreement provides for a term of five (5) years, unless earlier terminated pursuant to the Employment Agreement.  Mr. Teitelbaum shall receive an initial annual base salary of $225,000 in the first year of employment, which shall be increased on the anniversary date of each year of the Effective Date by five (5%) percent over the prior year.  As additional compensation, the Company issued Mr. Teitelbaum 20,000 shares of restricted common stock of the Company pursuant to its 2007 Share Incentive Plan, which shall vest annually on each anniversary of the effective date of the Employment Agreement , provided that Mr. Teitelbaum remains employed by the Company on such date, at the rate of 4,000 shares per year.  In addition, Mr. Teitelbaum is entitled to receive the same benefits afforded other management level employees of the Company and may, from time to time, be awarded stock options and bonuses as the Board of Directors shall in its sole discretion determine.

The Employment Agreement further provides that in the event that the Company does not maintain an office in Nassau or Suffolk Counties for Mr. Teitelbaum to work out of, Mr. Teitelbaum shall have the option of either relocating to the new location or receiving a lump-sum payment equal to eighty percent (80%) of his current salary for the balance of the term of the Employment Agreement, together with any accrued vacation time.  In the event of a termination pursuant to the preceding sentence, all options and restricted stock held by or issued in the name of Mr. Teitelbaum become fully vested and unrestricted.

In addition, the Company can terminate the Employment Agreement with Mr. Teitelbaum upon his death, disability or for “Cause,” as defined in the Employment Agreement.  The Employment Agreement also contains customary confidentiality and non-competition provisions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the equity securities of the Company (“Reporting Persons”) to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission.  In addition, Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.  Based solely on the Company’s review of (a) the copies of such reports and amendments thereto furnished to the Company by the Reporting Persons and (b) written representations from the Reporting Persons that no other reports were required, during the Company’s fiscal year ended December 31, 2010, all of the filings for such Reporting Persons were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Martin J. Teitelbaum serves as a director and until May 16, 2011 served as our outside general counsel.  On May 16, 2011 Mr. Teitelbaum became an employee and now serves as inside general counsel. The Company incurred legal fees for Mr. Teitelbaum’s professional services of approximately $125,000 and $65,000 for the years ended December 31, 2010 and 2009, respectively.  As of December 31, 2010 and 2009, unpaid legal fees of approximately $125,000 and $65,000 respectively were due Mr. Teitelbaum for services rendered.

Charles Temple, son of Alan H. Temple, Jr. our director, is a non-officer employee of the Company.  The Company paid Charles Temple approximately $106,215 and $103,200 in salary during the fiscal years ended December 31, 2010 and 2009 respectively.

The Company maintains bank accounts and deposits cash in a CDARS investment vehicle through Community National Bank.  Conrad Gunther, a director of the Company, is a Senior Vice President and Senior Loan Officer at Community National Bank.   Through the CDARS investment vehicle, the Company can place funds in excess of $100,000 with Community National Bank.  Community National Bank then places these funds into CDs issued by other banks in the same CDARS network in increments of less than $100,000 so all of the funds on are eligible for FDIC protection. The Company does not pay any fees to Mr. Gunther or Community National Bank in connection with this investment vehicle.  Community National Bank does collect a portion of the interest paid by the other participating banks in connection with the CDs issued.1

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed MSPC (formerly Moore Stephens P.C.) as the Company’s independent public accountants for the fiscal year ending December 31, 2011.  The submission of the appointment of MSPC  is not required by law or by the Company’s Bylaws.  The Board of Directors is nevertheless submitting it to the Shareholders to ascertain their views.  If the Shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee.  If MSPC shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. MSPC has served as the Company’s independent public accountants since 2005.  The Board of Directors expects that a representative of MSPC will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and the Board of Directors will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO APPROVE THE SELECTION OF MSPC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2011.

Audit and Non-Audit Fees

The following table sets forth the fees billed to us by MSPC during the years ended December 31, 2010 and 2009 for: (i) the annual audit of the Company, unaudited quarterly reviews of financial statements including the Company’s reports on Form 10-Q and services by MSPC normally provided by them in connection with statutory and regulatory filings, for fiscal years 2010 and 2009, (ii) services by MSPC that are not reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) all other fees for services rendered.

	Year Ended Dec. 31, 2010	Year Ended Dec. 31, 2009

Audit Fees	$ 98,500	$ 94,000
Audit-Related Fees (1)	--	--
Tax Fees	--	11,400
All Other Fees	--	1,000
Total Fee	$ 98,500	$ 106,400

_________________________
(1)          Accounting and reporting advisory services related to regulatory filings and acquisition activities.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by MSPC and has pre-approved similar services to be rendered during fiscal year 2011.  The Audit Committee believes the rendering of these services is not incompatible with MSPC maintaining their independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

We have reviewed and discussed the audited financial statements for the year ended December 31, 2010 with the Company’s management and have discussed with MSPC, the Company’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards) as amended. In addition, we have received from MSPC, the written disclosures and the letter required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), and have discussed MSPC’s independence with them.

Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

The Audit Committee
Conrad J. Gunther
Alan H. Temple, Jr.
Bruce T. Swan
Kelly S. Walters

DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company’s 2012 Annual Meeting of Shareholders must be received in writing at the Company’s offices at 1860 Smithtown Avenue, Ronkonkoma, New York 11779, no later than April 3, 2012 for inclusion in the Company’s proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In order for any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) to be presented directly at next year’s annual meeting, we must receive notice of the proposal prior to July 01, 2012.  If such notice is received, proxies may be voted at the discretion of management if we advise Shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2010, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY MATERIALS WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 1860 SMITHTOWN AVENUE, RONKONKOMA, NEW YORK 11779.  THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

CVD EQUIPMENT CORPORATION

Annual Meeting of Shareholders
September 14, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder of CVD Equipment Corporation (the “Company”) hereby revokes all previous proxies and constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned held of record and is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M., Daylight Savings Time, on September 14, 2011 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders and accompanying proxy statement (the “Proxy Statement”), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 14, 2011:

THE PROXY STATEMENT IS AVAILABLE AT www.cvdequipment.com. CLICK ON THE BUTTON www.cvdproxy.com

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please Detach and Mail in the Envelope Provided
[X] Please mark your votes
as in this example using
dark ink only.

1.
The election of the following nominees to the Company’s Board of Directors to serve until the 2012 Annual Meeting of Shareholders:  Leonard A. Rosenbaum, Martin J. Teitelbaum, Conrad J. Gunther,  Bruce T. Swan, Kelly S. Walters and Carol R. Levy.

                                 FOR [   ]
all nominees
(except as marked
to the contrary below)

WITHHOLD [   ]
AUTHORITY
to vote for all
nominees listed above

FOR ALL EXCEPT [   ]

Leonard A. Rosenbaum [   ]
Martin J. Teitelbaum [   ]
Conrad J. Gunther [   ]

Bruce T. Swan [   ]
Kelly S. Walters [   ]
Carol R. Levy [   ]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee you wish to withhold authority.

2.	The ratification of the appointment of MSPC as the Company’s independent public accountants for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.
In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s)  ____________________                                                                               Signature  _____________________
Dated:  _________________

NOTE:
Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign.  If signer is a partnership, please sign in partnership name by authorized person.